UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 20, 2026

OSI SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-23125	33-0238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE HAWTHORNE, CA 90250
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OSIS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02	Results of Operations and Financial Condition.

On August 20, 2026, we issued a press release announcing our financial results for the quarter ended June 30, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

We are furnishing the information contained in this Item 2.02 (including Exhibit 99.1). It shall not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On August 20, 2026, we announced that our Board of Directors has approved an additional 1 million shares for repurchase under our stock repurchase program, increasing the total remaining authorization to 1,078,731 shares.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1:	Press Release of OSI Systems, Inc. dated August 20, 2026 announcing financial results for the quarter ended June 30, 2026.
Exhibit 99.2:	Press Release of OSI Systems, Inc. dated August 20, 2026 announcing increase in share repurchase authorization.
Exhibit 104:	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of OSI Systems, Inc. dated August 20, 2026 announcing financial results for the quarter ended June 30, 2026.
99.2	Press Release of OSI Systems, Inc. dated August 20, 2026 announcing increase in share repurchase authorization.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date: August 20, 2026

	By:	/s/ Alan Edrick
Alan Edrick
Executive Vice President and Chief Financial Officer